Exhibit 99.2
Fourth Quarter 2006 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
December 31, 2006
-TOC-

Quarterly Supplemental Disclosure
December 31, 2006
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning and operating industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass
Chief Financial Officer
(301) 986-9200
bbass@first-potomac.com

Web Site	www.first-potomac.com
Note that figures are rounded to the nearest thousand throughout this document which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
December 31, 2006
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, in thousands)

	Three Months Ended				Twelve Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2006
OPERATING REVENUES
Rental	$23,256	$22,865	$21,093	$20,319	$87,534
Tenant reimbursements and other	4,552	4,264	4,131	4,055	17,002

	27,808	27,129	25,224	24,374	104,536

PROPERTY EXPENSES
Property operating	5,541	5,536	4,413	4,702	20,193
Real estate taxes and insurance	2,448	2,257	2,149	2,172	9,026

NET OPERATING INCOME	$19,819	$19,336	$18,662	$17,500	$75,317

OTHER INCOME (EXPENSE)
General and administrative	(2,332)	(2,436)	(2,530)	(2,534)	(9,832)
Interest and other income	289	175	165	403	1,032

EBITDA	17,776	17,075	16,297	15,369	66,517

Depreciation and amortization	(9,542)	(9,174)	(7,957)	(7,863)	(34,536)
Interest expense	(7,502)	(7,155)	(7,253)	(6,590)	(28,500)
Loss on interest-rate lock agreement	—	—	(671)	—	(671)
Loss on early retirement of debt	—	—	(121)	—	(121)

Income from continuing operations before minority interests	732	746	295	916	2,689
Minority interests	(28)	(28)	(15)	(52)	(123)

Income from continuing operations	704	718	280	864	2,566

DISCONTINUED OPERATIONS
Income from operations of disposed property	—	—	116	259	376
Gain on sale of disposed property	—	—	7,475	—	7,475

Minority interests in discontinued operations	—	—	(370)	(15)	(386)

Income (loss) from discontinued operations	—	—	7,221	244	7,465

NET INCOME	$704	$718	$7,501	$1,108	$10,031

Quarterly Supplemental Disclosure
December 31, 2006
FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

	Three Months Ended				Twelve Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2006
FUNDS FROM OPERATIONS (“FFO”)
Net income	$704	$718	$7,501	$1,108	$10,031
Add back:
Depreciation & amortization of real estate assets[1]	9,542	9,174	7,957	7,863	34,536
Depreciation & amortization related to discontinued operations	—	—	—	3	3
Minority interest	28	28	385	67	509
Deduct:
Gain on sale of asset	—	—	(7,475)	—	(7,475)

FFO	$10,274	$9,920	$8,368	$9,041	$37,604
Charges:
Accelerated restricted share charges	—	246	178	—	424
Debt retirement charges	—	—	121	—	121
Loss on interest-rate lock agreement	—	—	671	—	671

FFO before charges	$10,274	$10,166	$9,338	$9,041	$38,820

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO before charges	$10,274	$10,166	$9,338	$9,041	$38,820
Non-cash stock-based compensation	293	338	123	460	1,214
Straight-line rent, net[2]	(213)	(283)	(398)	(328)	(1,222)
Deferred market rent	(446)	(676)	(486)	(546)	(2,154)
Non real-estate depreciation[1]	142	107	108	57	414
Debt fair value amortization	(798)	(760)	(677)	(652)	(2,887)
Amortization of finance costs	257	203	244	209	913
Amortization of discounts	47	—	—	—	47
Tenant improvements[3]	(636)	(202)	(324)	(379)	(1,541)
Leasing commissions[3]	(353)	(290)	(392)	(337)	(1,372)
Capital expenditures[3]	(1,073)	(901)	(655)	(552)	(3,181)

AFFO	$7,494	$7,702	$6,881	$6,973	$29,051

Total weighted average shares and OP units
Basic	24,947	24,163	21,451	21,440	23,013

Diluted	25,207	24,446	21,661	21,675	23,265

FFO per share:
FFO per share and unit — basic	$0.41	$0.41	$0.39	$0.42	$1.63

FFO per share and unit — diluted	$0.41	$0.41	$0.39	$0.42	$1.62

FFO per share and unit — diluted before charges	$0.41	$0.42	$0.43	$0.42	$1.67

FPO per share and unit — diluted before charges, plus gain on sale	$0.41	$0.42	$0.78	$0.42	$1.99

AFFO per share:
AFFO per share and unit — basic	$0.30	$0.32	$0.32	$0.33	$1.26

AFFO per share and unit — diluted	$0.30	$0.32	$0.32	$0.32	$1.25

[1]	Non-real estate depreciation is classified in general and administrative expense.

[2]	Straight-line rent is net of rent abatement and write-off of uncollectible accounts.

[3]	The following first-generation and development costs have been excluded from the calculation of AFFO:

Tenant improvements	$639	$100	$625	$97	$1,461
Leasing commissions	127	156	131	63	477
Capital expenditures	1,072	2,134	208	348	3,762
Development	2,866	1,633	392	138	5,029

	$4,704	$4,023	$1,356	$646	$10,729

Quarterly Supplemental Disclosure
December 31, 2006
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	Three Months Ended December 31,		Three Months Ended December 31,
	2006	2005	2006	2005
Total base rent	$16,935	$16,840	$56,649	$55,809
Tenant reimbursement and other	3,385	3,214	10,292	8,999
Property operating expenses	(4,072)	(3,808)	(12,642)	(11,637)
Real estate taxes and insurance	(1,706)	(1,808)	(5,513)	(5,540)

Same-property[1] NOI — accrual basis	14,542	14,438	48,786	47,631

Straight-line revenue, net	(515)	(317)	(1,022)	(1,123)
Deferred market rental revenue	(270)	(408)	(894)	(1,069)

Same-property NOI — cash basis	$13,757	$13,713	$46,870	$45,439

Change in same-property NOI — accrual basis	0.7%		2.4%
Change in same-property NOI — cash basis	0.3%		3.1%

Components of Same Property NOI Change — accrual basis
Rental revenue increase	$151		$809
Tenant reimbursement and other increase	171		1,293
Occupancy increase (decrease)	(56)		31
Expense increase	(162)		(978)

	$104		$1,155

Same property percentage of total portfolio (sf)	65.3%	76.9%	49.7%	63.3%

Reconciliation of GAAP to Same Property NOI:
Total revenue	$27,808	$22,149	$104,536	$76,438
Property operating expenses	5,541	4,066	20,193	13,477
Real estate taxes and insurance	2,448	1,978	9,026	6,440

NOI	19,819	16,105	75,317	56,521

Less: Non-same property NOI	(5,277)	(1,667)	(26,531)	(8,890)

Same-property[1] NOI — accrual basis	14,542	14,438	48,786	47,631

Straight-line revenue, net	(515)	(317)	(1,022)	(1,123)
Deferred market rental revenue	(270)	(408)	(894)	(1,069)

Same-property NOI — cash basis	$13,757	$13,713	$46,870	$45,439

Change in same-property NOI — accrual basis	0.7%		2.4%
Change in same-property NOI — cash basis	0.3%		3.1%

[1]	Same-property comparisons are based upon those properties owned for the entirety of the quarterly periods presented. Same property results for the periods compared exclude the results of the following non-same properties: 6600 Business Parkway, 403/405 Glenn Drive, Diamond Hill Distribution Center, Linden Business Center, Prosperity Business Center, Owings Mills Business Center, 1000 Lucas Way, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center, 1408 Stephanie Way, Airpark Business Center, Chesterfield Business Center, Hanover Business Center, Gateway 270 West, Davis Drive, Indian Creek Court, Gateway II, Owings Mill Commerce Center and Park Central. Also, same-property results for the twelve months ended December 31, 2006 and 2005 exclude Reston Business Campus, 1400 Cavalier Boulevard, Enterprise Center, Glenn Dale Business Center, Gateway Centre, 1434 Crossways Boulevard and 2000 Gateway Boulevard.

Quarterly Supplemental Disclosure
December 31, 2006
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	December 31, 2006	December 31, 2005
	(unaudited)
Assets

Rental property, net	$884,882	$668,730
Cash and cash equivalents	41,367	3,356
Escrows and reserves	11,139	9,818
Accounts and other receivables, net	4,212	2,705
Accrued straight-line rents, net	4,973	3,638
Deferred costs, net	9,006	6,676
Prepaid expenses and other assets	6,191	3,322
Intangible assets, net	32,797	29,518

Total assets	$994,567	$727,763

Liabilities

Mortgage loans	$391,393	$369,266
Exchangeable senior notes, net of original issue discount of $2,813	122,234	—
Senior notes	75,000	—
Unsecured revolving credit facility	—	26,999
Accounts payable and accrued expenses	8,898	4,734
Accrued interest	2,420	1,618
Rents received in advance	3,196	2,932
Tenant security deposits	4,965	3,973
Deferred market rent	8,883	7,281

Total liabilities	616,989	416,803

Minority interest	13,992	21,629

Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized: 24,126,886 and 20,072,755 shares issued and outstanding, respectively	24	20
Additional paid-in capital	430,271	338,564
Dividends in excess of accumulated earnings	(66,709)	(49,253)

Total shareholders’ equity	363,586	289,331

Total liabilities and shareholders’ equity	$994,567	$727,763

Quarterly Supplemental Disclosure
December 31, 2006
TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of
		Total Market
		Capitalization
Total common shares outstanding	24,127
Operating partnership (“OP”) units held by third parties	941

Total common shares and OP units	25,068

Market price at December 31, 2006	$29.11

Total equity capitalization	$729,729	55.4%

Debt capitalization
Fixed-rate debt	$588,627	44.6%
Floating-rate debt	—	0.0%

Total debt capitalization	$588,627	44.6%

Total market capitalization	$1,318,356	100.0%

Quarterly Supplemental Disclosure
December 31, 2006

	SELECTED OPERATING RATIOS (unaudited, in thousands)

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
COVERAGE RATIOS

Interest Coverage Ratio
EBITDA	$17,776	$17,075	$16,297	$15,369	$13,915
Divided by Interest Expense	7,502	7,155	7,253	6,590	5,862

	2.37x	2.39x	2.25x	2.33x	2.37x

Fixed Charge Coverage Ratio
EBITDA	$17,776	$17,075	$16,297	$15,369	$13,915
Divided by Interest Expense	7,502	7,155	7,253	6,590	5,862
+ Principal Amortization	1,194	1,059	977	971	1,095

	2.04x	2.08x	1.98x	2.03x	2.00x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$2,332	$2,436	$2,530	$2,534	$2,249
Real Estate Revenues	27,808	27,129	25,224	24,374	22,149

	8.4%	9.0%	10.0%	10.4%	10.2%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$588,627	$493,750	$509,390	$485,651	$396,266
Total Market Capitalization	1,318,356	1,250,701	1,152,079	1,092,772	967,553

	44.6%	39.5%	44.2%	44.4%	41.0%

Quarterly Supplemental Disclosure
December 31, 2006
DEBT ANALYSIS
(unaudited, in thousands)

		Principal
		Balance		Effective
	Effective	December 31,	Annualized Debt	Maturity	Balance at
Encumbered Properties	Interest Rate	2006	Service	Date	Maturity
Fixed Rate Debt

4200 Tech Court	8.07%	$1,776	$168	10/1/2009	$1,705
4212 Tech Court	8.53%	1,730	169	6/1/2010	1,654
Crossways Commerce Center	6.70%	25,727	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	16,229	1,316	10/1/2012	14,706
Herndon Corporate Center[1]	5.66%	8,654	603	4/1/2008	8,549
Aquia Commerce Center I1	7.28%	831	165	2/1/2013	42
Deer Park Center[1]
6900 English Muffin Way[1]
Gateway Center[1]
Gateway West[1]
4451 Georgia Pacific[1]
20270 Goldenrod Lane[1]
15 Worman’s Mills Court[1]
Girard Business Center[1]	5.54%	75,841	6,434	9/11/2008	71,825
Girard Place[1]
Old Courthouse Square[1]
Patrick Center[1]
7561 Lindbergh Drive[1]
West Park[1]
Woodlands Business Center[1]
Norfolk Commerce Park II1	5.28%	7,453	648	8/7/2008	7,034
4612 Navistar Drive[1]	5.20%	13,978	1,131	7/11/2011	11,921
Campus at Metro Park North[1]	5.25%	25,594	2,028	2/11/2012	21,581
Plaza 500
Van Buren Office Park
Rumsey Center
Snowden Center	5.19%	100,000	5,190	8/1/2015	100,000
Greenbrier Technology Center II
Norfolk Business Center
Alexandria Corporate Park
Enterprise Center[1]	5.20%	19,410	1,647	12/1/2010	16,712
Glenn Dale Business Center[1]	5.13%	8,825	780	5/1/2009	8,033
Gateway Centre (Building I)[1]	5.88%	1,786	239	11/1/2016	—
1434 Crossways Boulevard Building I1	5.38%	9,225	665	3/5/2013	7,597
1434 Crossways Boulevard Building II1	5.38%	10,854	826	8/5/2012	8,866
403 and 405 Glenn Drive[1]	5.50%	9,037	746	7/1/2011	7,807
Linden Business Center[1]	5.58%	7,645	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,829	425	3/1/2014	5,066
Prosperity Business Center[1]	5.75%	3,966	332	1/1/2013	3,242
Airpark Business Center[1]	6.63%	1,612	173	6/1/2021	14
Hanover Business Center
Hanover Building B1	8.00%	1,941	154	6/15/2016	1,911
Hanover Building C1	6.63%	1,452	161	12/1/2017	13
Hanover Building D1	6.63%	1,055	161	8/1/2015	13
Chesterfield Business Center
Chesterfield Buildings A, B, E and F1	6.63%	2,954	318	6/1/2021	26
Chesterfield Buildings C, D, G and H1	6.63%	2,740	414	8/1/2015	34
Indian Creek Court[1]	5.90%	13,559	1,162	1/1/2011	11,982
Park Central I1	5.66%	5,216	519	11/1/2009	4,523
Park Central II1	5.66%	6,474	638	11/1/2010	5,289

		$391,393	$29,858		$350,054

Convertible Debt
Exchangeable Senior Notes[2]	4.45%	$122,234	$5,000	12/15/2011	$125,000

Senior Unsecured Debt
Series A Notes	6.41%	$37,500	$2,404	6/15/2013	$37,500
Series B Notes	6.55%	37,500	2,456	6/15/2016	37,500

		$75,000	$4,860		$75,000

Total Fixed Rate Debt		$588,627	$39,718		$550,054

Quarterly Supplemental Disclosure
December 31, 2006
DEBT ANALYSIS CONTINUED
(unaudited, in thousands)

[1]	The balance includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impacts at December 31, 2006 and actual interest rates are:

		Contractual
Property	Fair Value	Interest Rate
Herndon Corporate Center	$(70)	5.11%
Deer Park through Woodlands Business Center	1,485	6.71%
Norfolk Commerce Park II	176	6.90%
4612 Navistar Drive	1,183	7.48%
Campus at Metro Park North	1,986	7.11%
Enterprise Center	1,745	8.03%
Glenn Dale Business Center	491	7.83%
Gateway Centre (Building I)	105	7.35%
1434 Crossways Boulevard Building I	656	6.25%
1434 Crossways Boulevard Building II	1,060	7.05%
403 and 405 Glenn Drive	685	7.60%
Linden Business Center	175	6.01%
Owings Mills Business Center	33	5.85%
Prosperity Business Center	76	6.25%
Airpark Business Center	77	7.45%
Hanover Building B	(2)	4.00%
Hanover Building C	83	7.88%
Hanover Building D	87	8.88%
Chesterfield Buildings A, B, E and F	142	7.45%
Chesterfield Buildings C, D, G and H	191	8.50%
Indian Creek Court	847	7.80%
Park Central I	287	8.00%
Park Central II	526	8.32%

Total fair value impact	$12,024

     The mortgage assumed upon acquisition of Aquia Commerce Center I approximated its market value.

[2]	The balance reflects an original issue discount of $2.8 million.

Quarterly Supplemental Disclosure
December 31, 2006
DEBT MATURITY SCHEDULE

Quarterly Supplemental Disclosure
December 31, 2006
DESCRIPTION OF PROPERTIES

					Annualized	Leased at
			Year of	Square	Cash Basis	December
Property	Property Type1 2	Location	Acquisition	Footage	Rent[3]	31, 2006
Plaza 500	MTI	Alexandria, VA	1997	507,019	$5,083,209	96.1%
Van Buren Business Park	Flex	Herndon, VA	1997	109,310	1,547,473	93.2%
13129 Airpark Road	MTI	Culpeper, VA	1997	149,795	807,090	100.0%
4200 & 4212 Tech Court	Flex	Chantilly, VA	1998	64,064	602,525	77.0%
Newington Business Park Center	MTI	Lorton, VA	1999	254,242	2,312,760	92.2%
Crossways Commerce Center I	MTI	Chesapeake, VA	1999	348,615	1,828,853	95.5%
Crossways Commerce Center ll	Flex	Chesapeake, VA	1999	147,736	1,522,206	100.0%
Coast Guard Building	Flex	Chesapeake, VA	1999	61,992	834,150	100.0%
Snowden Center	Flex	Columbia, MD	2002	140,186	1,865,908	89.8%
Rumsey Center	Flex	Columbia, MD	2002	134,344	1,287,010	86.4%
Greenbrier Technology Center II	Flex	Chesapeake, VA	2002	79,684	709,966	99.0%
Norfolk Business Center	Flex	Norfolk, VA	2002	90,682	809,361	97.6%
Virginia Center	Flex	Glen Allen, VA	2003	118,884	1,302,450	95.9%
Interstate Plaza	STI	Alexandria, VA	2003	107,320	1,146,298	100.0%
Alexandria Corporate Park	MTI	Alexandria, VA	2003	278,130	3,873,570	81.9%
Herndon Corporate Center	Flex	Herndon, VA	2004	127,246	1,965,451	96.3%
Aquia Commerce Center I & II	Flex	Stafford, VA	2004	64,488	1,010,176	100.0%
Deer Park	Flex	Randallstown, MD	2004	171,140	1,106,851	80.8%
Gateway Center	Flex	Gaithersburg, MD	2004	44,307	600,360	96.5%
Gateway West I & II	Flex	Westminster, MD	2004	110,107	946,340	79.7%
Girard Business Center	Flex	Gaithersburg, MD	2004	123,900	1,168,263	85.5%
Girard Place	Flex	Gaithersburg, MD	2004	175,217	1,431,475	100.0%
15 Worman’s Mill Court	Flex	Frederick, MD	2004	39,966	379,867	100.0%
20270 Goldenrod Lane	Flex	Germantown, MD	2004	24,468	310,768	96.1%
6900 English Muffin Way	MTI	Frederick, MD	2004	165,690	1,123,719	100.0%
4451 Georgia Pacific Boulevard	MTI	Frederick, MD	2004	169,750	1,178,256	100.0%
7561 Lindbergh Drive	STI	Gaithersburg, MD	2004	36,000	309,450	100.0%
Patrick Center	Office	Frederick, MD	2004	66,706	1,130,568	88.4%
West Park	Office	Frederick, MD	2004	28,950	400,768	93.4%
Woodlands Business Center	Office	Largo, MD	2004	37,940	359,320	60.1%
Old Courthouse Square	Retail	Martinsburg, WV	2004	201,350	1,223,281	96.6%
Airpark Place	Flex	Gaithersburg, MD	2004	82,178	811,378	75.1%
15395 John Marshall Highway	STI	Haymarket, VA	2004	123,777	1,182,070	100.0%
Norfolk Commerce Park II	Flex	Norfolk, VA	2004	128,147	1,323,857	100.0%
Crossways II	Flex	Chesapeake, VA	2004	85,004	995,696	100.0%
Windsor at Battlefield	Flex	Manassas, VA	2004	154,226	1,514,214	83.1%
Campus at Metro Park North	Flex	Rockville, MD	2004	190,238	3,512,563	100.0%
4612 Navistar Drive	STI	Frederick, MD	2004	215,085	1,816,655	100.0%
Reston Business Campus	Flex	Reston, VA	2005	82,469	1,335,873	94.0%
Enterprise Center	Flex	Chantilly, VA	2005	188,941	2,595,568	81.9%
1400 Cavalier Boulevard	MTI	Chesapeake, VA	2005	299,963	1,258,048	100.0%
Glenn Dale Business Center	MTI	Glenn Dale, MD	2005	315,191	1,736,187	99.2%
Gateway Centre	MTI	Manassas, VA	2005	99,607	895,577	86.1%
1434 Crossways Boulevard	Office	Chesapeake, VA	2005	220,501	2,576,291	100.0%
2000 Gateway Boulevard	Flex	Hampton, VA	2005	421,100	500,000	9.5%
403/405 Glenn Drive	MTI	Sterling, VA	2005	197,201	1,137,357	80.9%
Diamond Hill Distribution Center	MTI	Chesapeake, VA	2005	712,550	2,744,036	90.2%
Linden Business Center	Office	Manassas, VA	2005	108,237	1,408,296	90.4%
Owings Mills Business Center	Office	Owings Mills, MD	2005	87,148	1,025,702	100.0%
Prosperity Business Center	Flex	Merrifield, VA	2005	71,572	771,488	92.5%
1000 Lucas Way	Office	Hampton, VA	2005	182,175	1,111,025	91.5%
River’s Bend Center	MTI	Chester, VA	2006	492,200	2,855,365	93.2%
Northridge I, II	MTI	Ashland, VA	2006	140,390	822,345	100.0%
Crossways I	Flex	Chesapeake, VA	2006	143,398	1,495,743	85.1%
Sterling Park Business Center	Flex	Sterling, VA	2006	127,859	1,240,775	83.2%
1408 Stephanie Way	Flex	Chesapeake, VA	2006	51,209	314,080	64.6%
Airpark Business Center	Flex	Richmond, VA	2006	42,142	187,189	62.4%
Chesterfield Business Center	Flex	Richmond, VA	2006	189,871	1,160,981	93.7%
Hanover Business Center	Flex	Ashland, VA	2006	183,546	1,067,049	97.5%
Gateway 270 West	Flex	Clarksburg, MD	2006	255,460	1,742,447	57.0%
Davis Drive	Flex	Sterling, VA	2006	52,581	312,932	70.7%
Indian Creek Court	MTI	Beltsville, MD	2006	185,496	1,828,788	84.2%

				10,008,690	$83,457,317	88.2%

4Q 2006 Acquisitions

Gateway II	Flex	Norfolk, VA	2006	42,429	$336,837	100.0%
Owings Mills Commerce Center	Flex	Owings Mills, MD	2006	132,765	1,064,853	82.9%
Park Central	Flex	Richmond, VA	2006	204,280	1,678,994	78.1%

				379,474	$3,080,684	82.2%

			Total	10,388,164	$86,538,001	88.0%

[1]	MTI = Multi-tenant industrial

[2]	STI = Single-tenant industrial

[3]	Annualized cash rents have been normalized to reflect triple-net equivalent.

Quarterly Supplemental Disclosure
December 31, 2006
LAND AVAILABLE FOR DEVELOPMENT

		SQUARE FOOTAGE
	DEVELOPABLE	UNDER
	SQUARE	DEVELOPMENT /
	FOOTAGE	PRE-DEVELOPMENT
Sterling Park Business Center	400,000	100,000
Glenn Dale Business Center	200,000	—
Plaza 500	200,000	—
1400 Cavalier Boulevard	96,000	96,000
4612 Navistar Drive	50,000	—
Linden Business Center	30,000	—
15395 John Marshall Highway[1]	112,305	112,305
Crossways Commerce Center I	30,000	30,000
Snowden Center	4,500	4,500

	1,122,805	342,805

[1]	Construction in progress for a pre-leased building addition. Anticipated to be placed in service in the second quarter of 2007.

Quarterly Supplemental Disclosure
December 31, 2006
TOP TEN TENANTS

					Percentage of
					Total	Weighted
					Annualized	Average
			Total		Rental	Remaining
		Number Of	Leased	Total Annualized	Revenue-	Lease
Ranking	Tenant	Leases	Square Feet	Rental Revenue[1]	Cash Basis	Years
1	U.S. Government	27	725,343	$8,167,260	9.4%	3.8
2	EDS	2	220,501	2,576,291	3.0%	4.5
3	FKI Logistex	1	215,085	1,816,655	2.1%	9.8
4	Sentara Healthcare	5	145,019	1,427,768	1.6%	6.2
5	TDS Logistics, Inc	3	248,050	1,265,238	1.5%	1.3
6	Verizon Virginia, Inc	5	86,230	1,246,231	1.5%	5.6
7	First Data Corporation	1	117,336	1,238,622	1.4%	1.9
8	CACI	6	76,472	1,203,140	1.4%	4.0
9	Engineering Solutions & Products	1	123,777	1,182,070	1.4%	5.8
10	Stock Building Supply, Inc	1	124,501	1,137,283	1.3%	3.2

	Subtotal Top 10 Tenants	52	2,082,314	21,260,558	24.6%	4.4
	All Remaining Tenants	689	7,054,451	65,277,443	75.4%	3.6

	Total / Weighted Average	741	9,136,765	$86,538,001	100.0%	3.6

[1]	Annualized rental revenue is based on triple-net equivalent rental revenue as of December 31, 2006.

Quarterly Supplemental Disclosure
December 31, 2006
LEASE EXPIRATIONS

		Gross Leased Area		Annualized Cash Rental Revenue
						Average
	Number of					Base
	Leases	Square	Percent		Percent of	Rent[2]
Year of Lease Expiration	Expiring	Footage	of Total	Amount	Total	per Sq. Ft.
MTM	10	34,398	0.4%	$254,227	0.3%	$7.39
2006 [1]	6	146,765	1.6%	876,132	1.0%	5.97
2007	152	1,388,696	15.2%	12,809,407	14.8%	9.22
2008	139	1,368,725	15.0%	12,447,418	14.4%	9.09
2009	139	1,474,636	16.1%	13,722,440	15.9%	9.31
2010	96	1,219,174	13.3%	12,498,695	14.4%	10.25
2011	103	1,918,757	21.0%	16,314,757	18.9%	8.50
2012	33	498,838	5.5%	4,891,868	5.7%	9.81
2013 and thereafter	63	1,086,776	11.9%	12,723,057	14.7%	11.71

Total	741	9,136,765	100.0%	$86,538,001	100.0%	$9.47

[1]	Of the 146,765 square feet expiring at 12/31/2006, 120,600 square feet were renewed and 10,541 square feet were held over.

[2]	Triple-net equivalent

Quarterly Supplemental Disclosure
December 31, 2006
LEASE EXPIRATIONS — CURRENT AND NEXT FOUR QUARTERS

		Gross Leased Area		Annualized Cash Rental Revenue
						Average Base
	Number of					Rent[2]
	Leases	Square	Percent		Percent of	per Sq.
Quarter of Lease Expiration	Expiring	Footage	of Total	Amount	Total	Ft.
2006 - Q4[1]	6	146,765	1.6%	$876,132	1.0%	5.97
2007 - Q1	27	239,946	2.6%	2,407,604	2.8%	10.03
2007 - Q2	41	326,373	3.6%	3,109,582	3.6%	9.53
2007 - Q3	35	320,117	3.5%	2,716,928	3.1%	8.49
2007 - Q4	49	502,260	5.5%	4,575,294	5.3%	9.11

Total	158	1,535,461	16.8%	$13,685,540	15.8%	$8.91

[1]	Of the 146,765 square feet expiring at 12/31/2006, 120,600 square feet were renewed and 10,541 square feet were held over.

[2]	Triple-net equivalent

Quarterly Supplemental Disclosure
December 31, 2006

	OCCUPANCY HISTORY BY ACQUISITION QUARTER

	Quarter Ending
	12/31/03	3/31/04	6/30/04	9/30/04	12/31/04	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06
IPO	94.2%	93.7%	92.7%	93.9%	94.7%	96.2%	96.5%	94.8%	95.3%	95.5%	94.5%	94.8%	94.6%
Post-IPO	68.3%	82.0%	87.4%	89.7%	91.9%	92.2%	92.4%	89.7%	90.5%	90.9%	90.5%	91.1%	91.4%
Q3-2004 Acquisitions				95.2%	94.3%	93.7%	94.3%	91.9%	92.5%	92.1%	91.5%	92.1%	91.4%
Q4-2004 Acquisitions					92.0%	92.0%	91.5%	90.2%	93.2%	97.1%	97.1%	97.1%	97.1%
Q1-2005 Acquisitions						91.6%	91.6%	91.6%	91.6%	91.6%	91.6%	92.2%	94.0%
Q2-2005 Acquisitions							97.4%	97.3%	95.6%	95.6%	95.6%	93.8%	95.5%
Q3-2005 Acquisitions								42.0%	42.0%	42.5%	44.7%	41.3%	49.4%
Q4-2005 Acquisitions									94.5%	94.5%	90.3%	89.9%	89.9%
Q1-2006 Acquisitions										88.4%	91.2%	91.2%	91.5%
Q2-2006 Acquisitions											83.4%	91.7%	89.2%
Q3-2006 Acquisitions												68.6%	68.7%
Q4-2006 Acquisitions													82.0%

Total Portfolio	91.6%	91.6%	91.5%	93.7%	93.8%	94.2%	94.9%	87.7%	89.3%	89.6%	88.7%	87.9%	88.0%

Quarterly Supplemental Disclosure
December 31, 2006
LEASING ANALYSIS

	3 months ended	12 months ended
Leasing Production[1]	December 31, 2006	December 31, 2006
New and Renewal Leases
Square footage of new and renewal leases[4]	769,333	2,139,790
Number of new and renewal leases commencing	44	161

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	544,667	1,729,355
Square footage of terminated leases	73,841	143,474

Total — expired/early renewal/terminated leases	618,508	1,872,829

New leases signed in advance of existing lease expiration	45,150	46,042
Pre-Leasing[2]	—	112,305
Leased Land[4]	74,290	74,290

Net Absorption	31,385	34,324

New Leases
New square footage[4]	291,096	708,478
Number of new leases commencing	26	78

Rental Change — Cash[3]
New base rent	$8.12	$9.62
Percentage change in base rent	23.6%	20.1%

Rental Change — GAAP[3]
New base rent	$8.64	$10.00
Percentage change in base rent	31.1%	19.3%

Average capital cost per square foot	$4.45	$6.07
Average downtime between leases (months)	8.4	7.1
Average lease term (months)	83.3	79.4

Renewal Leases
Square footage of renewal leases	478,237	1,431,312
Number of renewal leases commencing	18	83
Retention rate	88%	83%

Suburban MD	84%	82%
Northern VA	72%	79%
Southern VA	96%	85%

Rental Change — Cash
New base rent	$5.71	$8.00
Expiring base rent	$5.45	$7.22
Percentage change in base rent	4.7%	10.7%

Rental Change — GAAP
New base rent	$5.82	$7.88
Expiring base rent	$5.60	$7.38
Percentage change in base rent	4.0%	6.7%

Average capital cost per square foot	$0.20	$0.28
Average lease term (months)	47.3	45.0

[1]	Includes 189,270 square feet of leases and associated costs for leases signed in 4th quarter for subsequent periods. 183,228 square feet of the total will commence in 1Q 2007 and 6,042 square feet to commence in 2Q 2007.

[2]	Leasing at 15395 John Marshall Highway; estimated construction completion in 2Q 2007.

[3]	Quarter lease comparison based on 12 leases totaling 164,039 square feet. Comparison includes 34,250 square feet of yard space.

[4]	Includes 74,290 square feet of yard space leased at Plaza 500.

Quarterly Supplemental Disclosure
December 31, 2006
PORTFOLIO BY SIZE

			% of Total		% of
Square Feet Under	Number of	Leased	Square Feet	Annualized	Annualized	Base Rent[1]
Lease	Leases	Square Feet	Leased	Base Rent[1]	Base Rent[1]	per SF
0-4,999	364	877,093	9.6%	$10,011,639	11.6%	$11.41
5,000-9,999	148	1,034,548	11.3%	11,083,768	12.8%	10.71
10,000-14,999	82	976,658	10.7%	10,524,797	12.2%	10.78
15,000-19,999	35	592,945	6.5%	5,504,429	6.4%	9.28
20,000-24,999	21	465,041	5.1%	5,631,302	6.5%	12.11
25,000-29,999	18	477,254	5.2%	6,122,409	7.1%	12.83
30,000-34,999	16	520,101	5.7%	4,171,545	4.8%	8.02
35,000-39,999	11	402,242	4.4%	2,778,974	3.2%	6.91
40,000-44,999	6	249,770	2.7%	2,239,162	2.6%	8.96
45,000-49,999	11	513,119	5.6%	4,053,575	4.7%	7.90
50,000-54,999	3	159,108	1.7%	2,057,359	2.4%	12.93
55,000-59,999	2	114,805	1.3%	1,679,113	1.9%	14.63
60,000-64,999	4	246,072	2.7%	3,126,645	3.6%	12.71
65,000-69,999	2	135,321	1.5%	623,188	0.7%	4.61
70,000-74,999	2	143,860	1.6%	896,572	1.0%	6.23
90,000-94,999	1	94,950	1.0%	559,256	0.6%	5.89
100,000-104,999	1	104,218	1.1%	1,158,424	1.3%	11.12
105,000-109,999	1	107,320	1.2%	1,146,298	1.3%	10.68
115,000-119,999	2	233,619	2.6%	2,656,489	3.1%	11.37
120,000-124,999	6	732,078	8.0%	5,299,379	6.1%	7.24
125,000-129,999	1	127,108	1.4%	603,763	0.7%	4.75
155,000-159,999	1	158,400	1.8%	1,047,024	1.2%	6.61
215,000-219,999	2	431,135	4.7%	2,842,891	3.3%	6.59
240,000-244,999	1	240,000	2.6%	720,000	0.9%	3.00

Total	741	9,136,765	100.0%	$86,538,001	100.0%	$9.47

[1]	Triple-net equivalent

Quarterly Supplemental Disclosure
December 31, 2006
MARKET CONCENTRATION
Market Concentration by Square Footage

	Maryland			Northern VA	Southern VA			Total
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal

Single-tenant industrial	—	2.4%	2.4%	2.2%	—	—	—	4.6%
Multi-tenant industrial	—	8.0%	8.0%	14.3%	6.2%	13.1%	19.3%	41.6%
Flex	6.6%	9.0%	15.6%	10.0%	7.2%	12.0%	19.2%	44.8%
Office	0.9%	1.3%	2.2%	1.0%	—	3.9%	3.9%	7.1%
Retail	—	1.9%	1.9%	—	—	—	—	1.9%

	7.5%	22.6%	30.1%	27.5%	13.4%	29.0%	42.4%	100.0%

Market Concentration by Annualized Rent

	Maryland			Northern VA	Southern VA			Total
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal

Single-tenant industrial	—	2.5%	2.5%	2.7%	—	—	—	5.2%
Multi-tenant industrial	—	6.8%	6.8%	16.3%	4.2%	6.7%	10.9%	34.0%
Flex	7.2%	11.5%	18.7%	14.9%	6.3%	10.2%	16.5%	50.1%
Office	1.2%	2.2%	3.4%	1.6%	—	4.3%	4.3%	9.3%
Retail	—	1.4%	1.4%	—	—	—	—	1.4%

Total	8.4%	24.4%	32.8%	35.5%	10.5%	21.2%	31.7%	100.0%

Quarterly Supplemental Disclosure
December 31, 2006
PORTFOLIO ANALYSIS
PORTFOLIO BY MARKET

					Percentage
				Annualized	of
	Number of	Total Square	Percent	Base Rent[1] –	Annualized
	Buildings	Feet	Leased	Cash Basis	Base Rent[1]
Maryland	59	3,133,582	89.6%	$28,360,777	32.8%
Baltimore	22	775,690	85.8%	7,296,665	8.4%
Suburban MD	37	2,357,892	90.9%	21,064,112	24.3%

Northern VA	48	2,868,084	90.0%	30,742,701	35.5%

Southern VA	47	4,386,498	85.4%	27,434,523	31.7%
Richmond	24	1,371,313	91.6%	9,074,373	10.5%
Norfolk	23	3,015,185	82.6%	18,360,150	21.2%

Total	154	10,388,164	88.0%	$86,538,001	100.0%

PORTFOLIO BY PROPERTY TYPE

					Percentage
				Annualized	of
	Number of	Total Square	Percent	Base Rent[1] –	Annualized
	Buildings	Feet	Leased	Cash Basis	Base Rent[1]
Single-tenant industrial	4	482,182	100.0%	$4,454,474	5.1%
Multi-tenant industrial	37	4,315,839	93.2%	29,485,159	34.1%
Flex	98	4,657,136	80.7%	43,363,118	50.1%
Office	14	731,657	93.1%	8,011,970	9.3%
Retail	1	201,350	96.6%	1,223,280	1.4%

Total	154	10,388,164	88.0%	$86,538,001	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage
	Number of		of Leased
	Leases	Square Feet[2]	Portfolio
Triple net	456	6,540,487	71.6%
Industrial gross	125	917,697	10.0%
Full service	160	1,678,581	18.4%

Total	741	9,136,765	100.0%

[1]	Triple-net equivalent

[2]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
December 31, 2006
MARYLAND REGION

		Total
		Square	% of	%
	Buildings	Feet	Total	Leased
Suburban MD
15 Worman’s Mill Court	1	39,966	1.3%	100.0%
20270 Goldenrod Lane	1	24,468	0.8%	96.1%
4451 Georgia Pacific Boulevard	1	169,750	5.4%	100.0%
4612 Navistar Drive	1	215,085	6.9%	100.0%
6900 English Muffin Way	1	165,690	5.3%	100.0%
7561 Lindbergh Drive	1	36,000	1.1%	100.0%
Airpark Place	3	82,178	2.6%	75.1%
Campus at Metro Park North	4	190,238	6.1%	100.0%
Gateway 270 West	6	255,460	8.2%	57.0%
Gateway Center	2	44,307	1.4%	96.5%
Girard Business Center	3	123,900	4.0%	85.5%
Girard Place	4	175,217	5.6%	100.0%
Glenn Dale Business Center	1	315,191	10.1%	99.2%
Indian Creek Court	4	185,496	5.9%	84.2%
Old Courthouse Square	1	201,350	6.4%	96.6%
Patrick Center	1	66,706	2.1%	88.4%
West Park	1	28,950	0.9%	93.4%
Woodlands Business Center	1	37,940	1.1%	60.1%

Total	37	2,357,892	75.2%	90.9%

Baltimore
Deer Park	4	171,140	5.5%	80.8%
Gateway West	4	110,107	3.5%	79.7%
Owings Mills Business Center	4	87,148	2.8%	100.0%
Owings Mills Commerce Center	2	132,765	4.2%	82.9%
Rumsey Center	4	134,344	4.3%	86.4%
Snowden Center	4	140,186	4.5%	89.8%

Total	22	775,690	24.8%	85.8%

Grand Total	59	3,133,582	100.0%	89.6%

Quarterly Supplemental Disclosure
December 31, 2006
MARYLAND REGION — LEASE EXPIRATIONS

				% of
	SF of			Annual
	Expiring	% of	Annual Base	Base	Base Rent[1]
Year of Lease Expiration	Leases	Total SF	Rent[1]	Rent[1]	per SF
Vacant	324,509	10.4%	$—	—	$—
MTM	2,800	0.1%	65,597	0.2%	23.43
2006	3,624	0.1%	35,389	0.1%	9.77
2007	428,901	13.7%	4,591,280	16.2%	10.70
2008	358,189	11.4%	4,018,226	14.2%	11.22
2009	476,619	15.2%	4,408,004	15.5%	9.25
2010	420,849	13.4%	3,853,107	13.6%	9.16
2011	444,202	14.2%	3,885,747	13.7%	8.75
2012	157,269	5.0%	1,882,043	6.6%	11.97
2015	516,620	16.5%	5,621,384	19.9%	10.88

Total
	3,133,582	100.0%	$28,360,777	100.0%	$10.10

[1]	Triple-net equivalent

Quarterly Supplemental Disclosure
December 31, 2006
NORTHERN VIRGINIA REGION

		Total
		Square	% of	%
	Buildings	Feet	Total	Leased
13129 Airpark Road	1	149,795	5.2%	100.0%
15395 John Marshall Highway	1	123,777	4.3%	100.0%
403/405 Glenn Drive	2	197,201	6.9%	80.9%
Alexandria Corporate Park	1	278,130	9.7%	81.9%
Aquia Commerce Center I & II	2	64,488	2.2%	100.0%
Davis Drive	1	52,581	1.8%	70.7%
Enterprise Center	4	188,941	6.6%	81.9%
Gateway Centre	3	99,607	3.5%	86.1%
Herndon Corporate Center	4	127,246	4.4%	96.3%
Interstate Plaza	1	107,320	3.7%	100.0%
Linden Business Center	3	108,237	3.8%	90.4%
Newington Business Park Center	7	254,242	8.9%	92.2%
Plaza 500	2	507,019	17.7%	96.1%
Prosperity Business Center	1	71,572	2.5%	92.5%
Reston Business Campus	4	82,469	2.9%	94.0%
Tech Court	2	64,064	2.2%	77.0%
Van Buren Business Park	5	109,310	3.8%	93.2%
Windsor at Battlefield	2	154,226	5.4%	83.1%
Sterling Park Business Center	2	127,859	4.5%	83.2%

Total	48	2,868,084	100.0%	90.0%

Quarterly Supplemental Disclosure
December 31, 2006
NORTHERN VIRGINIA REGION — LEASE EXPIRATIONS

				% of
	SF of			Annual
	Expiring	% of	Annual Base	Base	Base Rent[1] per
Year of Lease Expiration	Leases	Total SF	Rent[1]	Rent[1]	SF
Vacant	286,308	10.0%	$—	—	$—
MTM	4,793	0.2%	58,479	0.2%	12.20
2006	10,541	0.4%	229,683	0.7%	21.79
2007	383,629	13.4%	4,495,039	14.6%	11.72
2008	313,961	10.9%	3,643,971	11.9%	11.61
2009	432,671	15.1%	4,832,203	15.7%	11.17
2010	484,243	16.9%	5,937,258	19.3%	12.26
2011	317,106	11.1%	4,034,307	13.1%	12.72
2012	234,283	8.2%	2,005,281	6.5%	8.56
2013	130,503	4.5%	2,572,502	8.4%	19.71
2014	139,317	4.8%	1,206,570	3.9%	8.66
2015	84,881	3.0%	800,675	2.7%	9.43
2016	45,848	1.5%	926,733	3.0%	20.21

	2,868,084	100.0%	$30,742,701	100.0%	$11.91

[1]	Triple-net equivalent

Quarterly Supplemental Disclosure
December 31, 2006
SOUTHERN VIRGINIA REGION

		Total		%
	Buildings	Square Feet	% of Total	Leased
Richmond
Virginia Center	1	118,884	2.7%	95.9%
River’s Bend Center	4	492,200	11.2%	93.2%
Northridge I, II	2	140,390	3.2%	100.0%
Airpark Business Center	2	42,142	1.0%	62.4%
Chesterfield Business Center	8	189,871	4.3%	93.7%
Hanover Business Center	4	183,546	4.2%	97.5%
Park Central	3	204,280	4.7%	78.1%

Total	24	1,371,313	31.3%	91.6%

Norfolk
1000 Lucas Way	2	182,175	4.2%	91.5%
1400 Cavalier Boulevard	3	299,963	6.8%	100.0%
1434 Crossways Boulevard	2	220,501	5.0%	100.0%
2000 Gateway Boulevard	1	421,100	9.6%	9.5%
Coast Guard Building	1	61,992	1.4%	100.0%
Crossways Commerce Center I	1	348,615	7.9%	95.5%
Crossways Commerce Center II	2	147,736	3.4%	100.0%
Crossways I	1	143,398	3.3%	85.1%
Crossways II	1	85,004	1.9%	100.0%
Diamond Hill Distribution Center	4	712,550	16.2%	90.2%
Gateway II	1	42,429	1.0%	100.0%
Greenbrier Technology Center II	1	79,684	1.8%	99.0%
Norfolk Business Center	1	90,682	2.1%	97.6%
Norfolk Commerce Park II	1	128,147	2.9%	100.0%
Stephanie Way	1	51,209	1.2%	64.6%

Total	23	3,015,185	68.7%	82.6%

Grand Total	47	4,386,498	100.0%	85.4%

Quarterly Supplemental Disclosure
December 31, 2006
SOUTHERN VIRGINIA REGION — LEASE EXPIRATIONS

				% of
	SF of			Annual
	Expiring	% of	Annual Base	Base	Base Rent[1] per
Year of Lease Expiration	Leases	Total SF	Rent[1]	Rent[1]	SF
Vacant	640,582	14.6%	$—	—	$—
MTM	26,805	0.6%	130,149	0.5%	4.86
2006	132,600	3.0%	611,060	2.2%	4.61
2007	576,166	13.1%	3,723,088	13.6%	6.46
2008	696,575	15.9%	4,785,222	17.4%	6.87
2009	565,346	12.9%	4,482,233	16.3%	7.93
2010	314,082	7.2%	2,708,331	9.9%	8.62
2011	1,157,449	26.4%	8,394,703	30.6%	7.25
2012	107,286	2.4%	1,004,544	3.7%	9.36
2013	58,315	1.3%	788,345	2.9%	13.52
2014	37,932	0.9%	388,822	1.4%	10.25
2015	13,360	0.3%	73,620	0.3%	5.51
2017	60,000	1.4%	344,406	1.3%	5.74

Total	4,386,498	100%	$27,434,523	100%	$7.32

[1]	Triple-net equivalent

Quarterly Supplemental Disclosure
December 31, 2006
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.
However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP) plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures and including gains (or losses) from debt restructuring and excluding gain on sale of property. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.
Adjusted Funds From Operations
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization.
First generation costs include tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development related expenditures. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.